UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2008
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01. Other Events.

Effective July 16, 2008, the registration statement relating to the shares (the “Warrant Shares”) of common stock of India Globalization Capital, Inc. (“IGC”) issuable upon the exercise of the warrants (the “Warrants”) issued by IGC as part of the units sold in IGC’s initial public offering  (“IPO”) of its securities ceased to be effective.  Accordingly, the holders of the Warrants may not currently exercise the Warrants  until a new registration statement relating to the Warrant Shares becomes effective.

As set forth in the prospectus filed by IGC in connection with its IPO, the holders of the Warrants may receive Warrant Shares upon exercise of the Warrants only if (i) a current registration statement under the Securities Act of 1933 relating to the shares of common stock underlying the Warrants is then effective and (ii) such shares are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of Public Warrants reside.  In order to permit the exercise of the Warrants, IGC filed a post-effective amendment on Form S-3 to IGC’s registration statement on Form S-1, which post-effective amendment was declared effective by the Securities and Exchange Commission on March 17, 2008.

On July 15, 2008, IGC inadvertently filed its annual report on Form 10-KSB for the fiscal year ended March 31, 2008 after the EDGAR cut-off point for filings on that date to be deemed filed on that date.  Accordingly, the Form 10-KSB was deemed to be filed on July 16, 2008, one day after the extended deadline for filing.  Because the filing was deemed late, IGC became no longer entitled to use Form S-3 for the registration of its securities, and the existing S-3 registering the Warrant Shares ceased to be effective.    IGC intends to file a registration statement on Form S-1 to register the Warrant Shares and to permit the resumption of the exercise of the Warrants, but there can be no guarantee when or if such a registration statement will become effective.

FORWARD-LOOKING STATEMENTS

Certain statements in this Currant Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control.  Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions.  We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-KSB.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

Forward-looking statements are intended to apply only at the time they are made.  Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved.  If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

(d) Exhibits

99.1         None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: July 30, 2008	By:	/s/ John Selvaraj
John Selvaraj
Treasurer and Principal Financial and Accounting Officer

Exhibit Index

99.1       None.